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                                                                   EXHIBIT 10.28
[Sanwa Bank
LOGO]


                    AMENDMENT OF COMMERCIAL CREDIT AGREEMENT

This Amendment of Commercial Credit Agreement ("Amendment") is made and entered Into this 24th day of April 1996 by and between SANWA BANK CALIFORNIA (the "Bank") and INTERACTIVE GROUP, INC (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain commercial credit agreement between the parties hereto and dated as of October 24, 1995, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules thereto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as In the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1. REVISED ADDITIONAL INDEBTEDNESS. The following sentence is added to the end of Section 6.11 which reads as follows: "(iii) Indebtedness in the amount of $2,500,000.00 to Fourth Shift Corporation for the purchase of Just-in-time Enterprise Systems, Inc".

2. REVISED LIENS AND ENCUMBRANCES. The following sentence is added to the end of
Section 6.13 of the Agreement which reads as follows: "and except for liens or encumbrances made to Just-in-time Enterprise Systems, Inc. in the amount of $2,500,000.00".

3. REVISED NET WORTH. Section 6.16A of the Agreement is hereby deleted and is replaced by the following new section 6.16A which reads in its entirety as follows: "6.16A. Net Worth. A minimum Effective Tangible Net Worth of not less than $6,000,000.00, increasing by 75% of yearly net income".

4. REVISED DEBT TO NET WORTH RATIO. The ratio of "2.50 to 1.00" contained in
Section 6.16B of the Agreement (entitled "Debt to Net Worth Ratio") is modified and amended to be "3.10 to 1.00"

5. REVISED CURRENT RATIO. The ratio of "1.70 to 1.00" contained in Section 6.16C of the Agreement (entitled "Current Ratio") is modified and amended to be "1.12 to 1.00"

6. INCORPORATION INTO AGREEMENT. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof, "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

7. NO WAIVER. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as waiver of any right, power or remedy of the Bank under, the Agreement.

8. CONFIRMATION OF OTHER TERMS AND CONDITIONS. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.


IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.


BANK:                                    BORROWER:

SANWA BANK CALIFORNIA                    INTERACTIVE GROUP, INC.

By: /s/ David S.C. Chaffee               By: /s/ Robert C. Vernon
   -----------------------------             ----------------------------
David S.C. Chaffee, Authorized Officer        Robert C. Vernon, President

                                         By: /s/ Michael D. Reynolds
                                             ----------------------------
                                              Michael D. Reynolds, Chief
                                              Financial Officer

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